UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2026

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Kew Gardens Ave, Suite 210, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2026, Jupiter Neurosciences, Inc. (the “Company”) entered into separate Debt Forgiveness and Release Agreements (each, a “Forgiveness Agreement” and collectively, the “Forgiveness Agreements”) with certain executive officers and directors of the Company pursuant to which such individuals irrevocably forgave an aggregate of $875,315 of accrued and unpaid compensation previously owed by the Company (the “Debt Forgiveness”). The forgiven amounts consisted of accrued salaries that had been reflected as liabilities on the Company’s balance sheet.

The following table sets forth the amounts forgiven by each individual:

Name	Title	Amount Forgiven
Christer Rosén	Chairman and Chief Executive Officer and Director	$356,024
Alison Silva	President, Chief Operating Officer and Director	$81,431
Marshall Hayward, Ph.D.	Chief Scientific Officer and Director	$287,075
Alexander Rosén	Chief Administrative Officer	$150,785

Pursuant to the Forgiveness Agreements, effective as of August 26, 2026, each applicable individual agreed to irrevocably terminate and forgive in full the accrued compensation obligations owed by the Company to such individual. The Debt Forgiveness was gratuitous, and the Company did not issue any equity securities or pay any cash or other consideration in exchange for the forgiveness of such obligations. In addition, each Forgiveness Agreement contains a general release of claims by the applicable individual in favor of the Company and its affiliates and their respective officers, directors, stockholders and agents with respect to claims arising out of or relating to the forgiven compensation obligations, subject to customary exceptions, including claims arising under the Forgiveness Agreement itself.

The foregoing summary of the Forgiveness Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Forgiveness Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

As of the date of this Current Report on Form 8-K, the Company has 1,318,521 shares of Common Stock issued and outstanding.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Debt Forgiveness and Release Agreement, dated as of August 26, 2026, by and between the Company and the Counterparty party thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

Dated: August 27, 2026	By:	/s/ Christer Rosen
	Name:	Christer Rosen
	Title:	Chief Executive Officer